Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of AAR CORP., a Delaware corporation, hereby constitutes and appoints John M. Holmes, Dylan Wolin and Jessica Garascia, and each of them his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration of securities under the Securities Act of 1933 and any and all amendments thereto (including post-effective amendments and including any filings pursuant to Rule 462(b) under such Act), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this power of attorney has been signed on July 15, 2026 by the following persons in the capacities indicated.

/s/ John M. Holmes	/s/ Dylan Wolin
John M. Holmes	Dylan Wolin
Chairman, President, and Chief Executive Officer	Senior Vice President and Chief Financial Officer

/s/ Eric S. Pachapa	/s/ Michael R. Boyce
Eric S. Pachapa	Michael R. Boyce
Vice President, Controller and Chief Accounting Officer	Director

/s/ John W. Dietrich	/s/ Jeffrey N. Edwards
John W. Dietrich	Jeffrey N. Edwards
Director	Director

/s/ Robert F. Leduc	/s/ Ellen M. Lord
Robert F. Leduc	Ellen M. Lord
Director	Director

/s/ Duncan J. McNabb	/s/ Billy J. Nolen
Duncan J. McNabb	Billy J. Nolen
Director	Director

/s/ Peter Pace	/s/ Jennifer L. Vogel
Peter Pace	Jennifer L. Vogel
Director	Director

/s/ Marc J. Walfish	/s/ Hema Widhani
Marc J. Walfish	Hema Widhani
Director	Director